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                                  EXHIBIT 32.2

              CAPITAL PROPERTIES, INC. AND CONSOLIDATED AFFILIATES
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Capital Properties, Inc. (the Company) on form 10-KSB for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Barbara
J. Dreyer, Treasurer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ Barbara J. Dreyer
                                        --------------------------------------
                                        Barbara J. Dreyer, Treasurer
                                            and Principal Financial Officer

                                        March 10, 2004